Exhibit 10.4

LIEN SHARING AND PRIORITY CONFIRMATION JOINDER

Reference is made to the ABL/Term Loan Intercreditor Agreement, dated as of April 13, 2017 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “ABL/Term Loan Intercreditor Agreement”) among Bank of America, N.A., as ABL Agent for the ABL Secured Parties referred to therein, Installed Building Products, Inc. and the Subsidiaries of Installed Building Products, Inc. party thereto and the other Persons from time to time party thereto.

Capitalized terms used but not otherwise defined herein shall have meaning set forth in the ABL/Term Loan Intercreditor Agreement. This Lien Sharing and Priority Confirmation Joinder is being executed and delivered pursuant to Section 2.10(a) of the ABL/Term Loan Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being additional secured debt under the ABL/Term Loan Intercreditor Agreement. For purposes hereof, the term “Pari Passu Intercreditor Agreement” has the meaning assigned to such term in the Credit Agreement.

1. Joinder. The undersigned, Royal Bank of Canada as collateral agent (the “New Representative”) under that certain Term Loan Credit Agreement dated as of the date hereof by and among Installed Building Products, Inc., as borrower, Royal Bank of Canada, as administrative agent and collateral agent and the lenders from time to time party thereto (the “Credit Agreement”), hereby:

(a) represents that the New Representative has been authorized under the Credit Agreement to become a party to the ABL/Term Loan Intercreditor Agreement on behalf of the Secured Parties (as defined in the Credit Agreement) as a Term Loan Agent under a Term Loan Substitute Facility under the ABL/Term Loan Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the ABL/Term Loan Intercreditor Agreement as fully as if the undersigned had executed and delivered the ABL/Term Loan Intercreditor Agreement as of the date thereof; and

(b) agrees that its address for receiving notices pursuant to the ABL/Term Loan Intercreditor Agreement shall be as follows:

Royal Bank of Canada

20 King Street West, 4th Floor

Toronto, Ontario M5H 1C4

Canada

Attention: Manager, Agency Services Group

Fax: (416) 842-4023

Email: rbcmagnt@rbccm.com

2. Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each of the Secured Parties (as defined in the Credit Agreement) hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt Obligations under the ABL/Term Loan Intercreditor Agreement, that:

(a) subject to delivery of a Pari Passu Intercreditor Agreement and the terms of any Pari Passu Intercreditor Agreement, all Pari Term Loan Debt Obligations will be and are secured equally and ratably, by all Pari Term Loan Debt Liens at any time granted by the Grantors or any other Grantor to secure any Obligations in respect of such Series of Term Loan Debt Obligations or Additional Pari Term Loan Debt,;

(b) the New Representative and each holder of Obligations in respect of the Series of Pari Term Loan Debt for which the undersigned is acting as Pari Term Loan Debt Agent are bound by the provisions of the ABL/Term Loan Intercreditor Agreement, including the provisions relating to the ranking of Pari Term Loan Debt Liens and the order of application of proceeds from enforcement of Pari Term Loan Debt Liens; and

(c) the New Representative and each holder of Obligations in respect of the Series of Pari Term Loan Debt for which the undersigned is acting as Pari Term Loan Debt Agent consents to the terms of the ABL/Term Loan Intercreditor Agreement and the performance by the New Representative of, and directs the New Representative to perform, its obligations under the ABL/Term Loan Intercreditor Agreement, together with all such powers as are reasonably incidental thereto.

3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the ABL/Term Loan Intercreditor Agreement will apply with like effect to this Lien Sharing and Priority Confirmation Joinder.

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IN WITNESS WHEREOF, the parties hereto have caused this Lien Sharing and Priority Confirmation Joinder to be executed by their respective officers or representatives as of December 14, 2021.

ROYAL BANK OF CANADA, as Term Loan Agent

By:	/s/ Susan Khokher
Name: Susan Khokher
Title:	Manager, Agency

The ABL Agent hereby acknowledges receipt of this Lien Sharing and Priority Confirmation Joinder and agrees to act as ABL Agent for the New Representative and the holders of the Obligations represented thereby:

BANK OF AMERICA, N.A., as ABL Agent

By:	/s/ Brian Scawinski
Name: Brian Scawinski
Title:	Vice President